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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            -------------------------

                                    FORM 8-K

[X]                              CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JUNE 20, 2001

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                             BLUE RHINO CORPORATION
             (Exact name of registrant as specified in its charter)


            DELAWARE                      1-14133                 56-1870472
(State or other jurisdiction of   (Commission File Number)     (I.R.S. Employer
 incorporation or organization)                              Identification No.)

                            104 CAMBRIDGE PLAZA DRIVE
                       WINSTON-SALEM, NORTH CAROLINA 27104
                    (Address of principal executive offices)

                                 (336) 659-6900
              (Registrant's telephone number, including area code)




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ITEM 5. OTHER EVENTS:

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              BANK REFINANCING; SUBORDINATED DEBT PRIVATE PLACEMENT

         On June 20, 2001, Blue Rhino Corporation announced that it had refinanced bank debt and placed $15 million of subordinated debt to an institutional investor. A copy of Blue Rhino Corporation's press release is attached as Exhibit 99.1.




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ITEM 7. EXHIBITS:


         99.1 --  Press Release Issued by Blue Rhino Corporation on June 20,
                  2001.



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                                    SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       Blue Rhino Corporation

Date:    June 20, 2001                 By: /s/ Mark Castaneda
                                           -------------------------------------
                                           Secretary and Chief Financial Officer


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